UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2024
Commission File Number: 001-39558

PERELLA WEINBERG PARTNERS
(Exact Name of Registrant as Specified in its Charter)

Delaware	84-1770732
( State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
767 Fifth Avenue New York, NY	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-3200

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note Regarding Internal Reorganization

PWP Professional Partners LP (“Professional Partners”) was an aggregator partnership through which certain partners held interests in PWP Holdings LP (“PWP OpCo”), the entity through which Perella Weinberg Partners (the “Company”) holds its advisory business. On December 31, 2023, as part of an internal reorganization and in accordance with Section 17-220 of the Delaware Revised Uniform Limited Partnership Act (the “Act”), Professional Partners was divided into: (i) PWP VoteCo Professionals LP (“VoteCo Professionals”), (ii) PWP AdCo Professionals LP (“AdCo Professionals”) and (iii) Professional Partners, which is the “surviving partnership” under the Act (the “Division”). Professional Partners changed its name to PWP AmCo Professionals LP (“AmCo Professionals”) in connection with the Division.

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On April 1, 2024, as part of an internal reorganization and in accordance with Section 17-211 of the Act, AdCo Professionals merged with and into PWP OpCo (the “Merger”).

To effect the Merger, PWP OpCo and AdCo Professionals entered into an agreement and plan of merger (the “Merger Agreement”), which, among other things, provided that (i) the Partnership Class A-1, A-2 and A-3 Common Units of AdCo Professionals were converted into an equivalent number of Partnership Class A-1, A-2 and A-3 Common Units of PWP OpCo, respectively, (ii) the assets and liabilities of AdCo Professionals became the assets and liabilities of PWP OpCo and (iii) PWP OpCo adopted a Second Amended and Restated Agreement of Limited Partnership (the “Second A&R OpCo LPA”) that, among other things, permits the Company to settle quarterly exchanges of PWP OpCo Class A partnership units and corresponding shares of Class B common stock in cash or shares at the Company's discretion.

The principal purpose of the Division and the Merger was to simplify the structure for the partners in Professional Partners with respect to their indirect interests in PWP OpCo. There was no consideration exchanged in connection with the Division or the Merger, and neither the Division nor the Merger are expected to affect the respective rights or economic interests of the Company, PWP GP LLC (the general partner of PWP OpCo, “PWP GP”), any limited partner of PWP OpCo or any limited partner of Professional Partners (or AdCo Professionals or VoteCo Professionals) with respect to PWP OpCo.

The foregoing description of the Merger Agreement and the Second A&R OpCo LPA does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the full text of the Second A&R OpCo LPA, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Vesting Acceleration Agreements

In connection with the Merger, on April 1, 2024, the Company entered into vesting acceleration agreements (collectively, the “Vesting Acceleration Agreements”), with certain holders of partnership units of AdCo Professionals and VoteCo Professionals, Perella Weinberg Partners LLC, PWP GP, VoteCo Professionals and PWP OpCo, pursuant to which, among other things, the vesting will be accelerated for (i) Partnership Class A-2 Common Units (“VCUs”) and Partnership Class A-3 Common Units (“ACUs”) of PWP OpCo (collectively, the “OpCo Accelerated Units”) and (ii) corresponding VCUs and ACUs of VoteCo Professionals (collectively, the “VoteCo Accelerated Units”, and together with the OpCo Accelerated Units, the “Accelerated Units”) on a day determined by PWP GP, in its sole discretion, between April 2, 2024 and May 16, 2024 (the “Vesting Acceleration”). From and after the Vesting Acceleration, Accelerated Units generally will be subject to a lock-up period that is identical to the lockup period applicable to such units prior to the Vesting Acceleration (except that none of the Accelerated Units will be eligible to participate in the quarterly exchange for the third quarter of 2024).

In connection with the Vesting Acceleration, the Company is also offering each holder of ACUs of PWP OpCo the option to convert a portion of such holder’s ACUs of PWP OpCo into cash on vesting in an aggregate amount up to such holders’ estimated tax liability, to the extent cash is available for such purpose (in each case, as determined by PWP GP), in which case, among other things, (i) the converted ACUs will be cancelled (the

“Cancelled Units”), (ii) the Company will repurchase a number of shares of Class B-1 common stock of the Company from VoteCo Professionals equal to the number of Cancelled Units and (iii) a number of ACUs of VoteCo Professionals equal to the Cancelled Units will be repurchased for cash. The principal purpose of the Vesting Acceleration is to facilitate the payment of taxes associated with ACU vesting to align with the treatment of restricted stock units of the Company.

The foregoing description of the Vesting Acceleration Agreements does not purport to be complete and is qualified in its entirety by the full text of the form of Vesting Acceleration Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, which reflect the Company’s current views with respect to, among other things, statements about the Merger and the Vesting Acceleration. You can identify these forward-looking statements by the use of words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A further list and description of these risks, uncertainties and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission. These filings and subsequent filings are or will be available online at www.sec.gov or on request from the Company.

Item 9.01. Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Agreement and Plan of Merger, dated as of April 1, 2024
10.2	Second Amended and Restated Agreement of Limited Partnership of PWP Holdings LP, dated as of April 1, 2024
10.3	Form of Vesting Acceleration Agreement
10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERELLA WEINBERG PARTNERS

Date: April 1, 2024	By:	/s/ Alexandra Gottschalk
	Name:	Alexandra Gottschalk
	Title:	Chief Financial Officer